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                                                                 EXHIBIT 10.1

                                 INDEMNITY AGREEMENT


              This Indemnity Agreement (the "Agreement") is entered into as of ___________, 2000 (the "Effective Date") by and between Pixelworks, Inc., an Oregon corporation (the "Corporation"), and ___________________________ ("Indemnitee"), an officer [a director] of the Corporation.

                                      RECITALS

       A. It is essential to the Corporation to retain and attract as directors and officers the most capable persons available. The Corporation, however, is aware that the increase in corporate litigation subjects directors and officers to expensive litigation risks resulting from their service to the Corporation.

       B. It continues to be the express policy of the Corporation to indemnify its directors and officers so as to provide them with the maximum possible protection permitted by law from the costs and expenses of such litigation risks. Additionally, the Corporation's Fifth Amended and Restated Articles of Incorporation and First Restated Bylaws require it to indemnify its officers and directors to the fullest extent permitted by the Oregon Business Corporation Act (the "Act"), which contemplates that contracts may be entered into between the Corporation and its Directors and officers with respect to indemnification.

       C. The Corporation desires and has requested the Indemnitee to serve or continue to serve as a director or officer free from undue concern for claims for damages arising out of or related to such services to the Corporation.

       THEREFORE, the Corporation and Indemnitee agree as follows:

       1. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as a director or officer of the Corporation for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders a resignation in writing.

       2.     DEFINITIONS.  As used in this Agreement:

              (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee may be or may have been involved as a party or otherwise by reason of the fact that Indemnitee is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation,


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partnership, joint venture, trust or other enterprise, whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

              (b) The term "Expenses" includes, without limitation, expense of investigations, judicial or administrative proceedings or appeals, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under Section 11 of this Agreement, but shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

              (c) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner reasonably believed to be in the interest of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

       3. INDEMNITY IN THIRD-PARTY PROCEEDINGS. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is a party to or threatened to be made a party to any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such Proceeding, but only if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, in the case of a criminal proceeding, in addition, had no reasonable cause to believe that Indemnitee's conduct was unlawful.

       4. INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Section 4 if Indemnitee is a party to or threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which such person shall have been finally adjudged by a court to be liable to the Corporation, unless and only to the extent that any court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity.


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       5.     INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY.
Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

       6.     ADDITIONAL INDEMNIFICATION.

              (a) Notwithstanding any limitation in Sections 3, 4 or 5, the Corporation shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such Proceeding, provided that no indemnity shall be made under this Section 6(a) on account of Indemnitee's conduct which constitutes a breach of Indemnitee's duty of loyalty to the Corporation or its stockholders or is an act or omission not in good faith or which involves intentional misconduct or a knowing violation of the law.

              (b) Notwithstanding any limitation in Sections 3, 4 or 5, the Corporation shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such Proceeding.

              (c) For purposes of Sections 6(a) and Sections 6(b), the meaning of the phrase "to the fullest extent permitted by law" shall include, but not be limited to:

                     (i) to the fullest extent permitted by the provision of the Act that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the Act, and

                     (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the Act adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

       7. EXCLUSIONS. Notwithstanding any provision in this Agreement, the Corporation shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

              (a) for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under such insurance or other indemnity provision;


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              (b)    for any transaction from which Indemnitee derived an
improper personal benefit;

              (c) for an accounting of profits made from the purchase and sale by Indemnitee of securities of the Corporation within the meaning of
Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

              (d) if a court having jurisdiction in the matter shall finally determine that such indemnification is not lawful under any applicable statute or public policy (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or

              (e) in connection with any Proceeding (or part thereof) initiated by Indemnitee, or any Proceeding by Indemnitee against the Corporation or its directors, officers, employees or other indemnitees, unless (i) such indemnification is expressly required to be made by law, (ii) the Proceeding was authorized by the Board of Directors of the Corporation,
(iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, or (iv) the Proceeding is initiated pursuant to Section 11 hereof and Indemnitee is successful in whole or in part in such Proceeding.

       8. ADVANCES OF EXPENSES. The Expenses incurred by Indemnitee in any Proceeding shall be paid by the Corporation in advance at the written request of Indemnitee, if Indemnitee:

              (a) furnishes the Corporation a written affirmation of the Indemnitee's good faith belief that Indemnitee is entitled to be indemnified by the Corporation under this Agreement; and

              (b) furnishes the Corporation a written undertaking to repay such advance to the extent that it is ultimately determined by a court that Indemnitee is not entitled to be indemnified by the Corporation. Such advances shall be made without regard to Indemnitee's ability to repay such expenses and without regard to Indemnitee's ultimate entitlement to indemnification under the other provisions of this Agreement.

       9. NOTIFICATION AND DEFENSE OF CLAIM. Not later than twenty (20) days after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; provided, however, that the omission to notify the Corporation will not relieve the Corporation from any liability which it may have to Indemnitee


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otherwise than under this Agreement.  With respect to any such Proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

              (a) The Corporation will be entitled to participate therein at its own expense.

              (b) Except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with legal counsel reasonably satisfactory to Indemnitee. Indemnitee shall have the right to employ separate counsel in such Proceeding, but the Corporation shall not be liable to Indemnitee under this Agreement, including
Section 8 hereof, for the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense, unless (i) Indemnitee reasonably concludes that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such Proceeding or (ii) the Corporation does not employ counsel to assume the defense of such Proceeding. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in (i) above.

              (c) If two or more persons who may be entitled to indemnification from the Corporation, including the Indemnitee, are parties to any Proceeding, the Corporation may require Indemnitee to engage the same legal counsel as the other parties. Indemnitee shall have the right to employ separate legal counsel in such Proceeding, but the Corporation shall not be liable to Indemnitee under this Agreement, including Section 8 hereof, for the fees and expenses of such counsel incurred after notice from the Corporation of the requirement to engage the same counsel as other parties, unless the Indemnitee reasonably concludes that there may be a conflict of interest between Indemnitee and any of the other parties required by the Corporation to be represented by the same legal counsel.

              (d) The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any Proceeding the defense of which it assumes, except the Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent, which may be given or withheld in Indemnitee's sole discretion.

       10. PROCEDURE UPON APPLICATION FOR INDEMNIFICATION. Any indemnification under Sections 3, 4, 5 or 6 of this Agreement shall be made no later than 90 days after receipt of the written request of Indemnitee for such indemnification and shall not require that a determination be made in accordance with the Act by the persons specified in the Act that indemnification is required under this Agreement; provided, however, that, unless it is ordered by a court in an enforcement action under Section 11 of this Agreement, no such indemnification shall be made if a determination is made within such 90-day period by (a) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such Proceeding, or (b) independent


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legal counsel in a written opinion (which counsel shall be appointed if such a quorum is not obtainable), that the Indemnitee is not entitled to indemnification under this Agreement.

       11. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within 90 days of a written request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. It shall be a defense to any such enforcement action (other than an action brought to enforce a claim for advancement of expenses pursuant to
Section 8 hereof if the required affirmation and undertaking have been tendered to the Corporation) that Indemnitee is not entitled to indemnification under this Agreement, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or its shareholders) to make a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its shareholders) that such indemnification is improper shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise. The termination of any Proceeding by judgment, order of court, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

       12. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provisions of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Corporation shall indemnify Indemnitee for the portion of such Expenses, judgments, fines and amounts paid in settlement to which Indemnitee is entitled.

       13. NON-EXCLUSIVITY AND CONTINUITY OF RIGHTS. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the articles of incorporation, the bylaws, any other agreement, any vote of shareholders or directors, the Act, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification under this Agreement shall continue as to Indemnitee even though Indemnitee ceases to be a director or officer and shall inure to the benefit of the heirs and personal representatives of Indemnitee.

       14. SEVERABILITY. If this Agreement or any portion thereof is invalidated on any ground by any court of competent jurisdiction, the Corporation shall indemnify Indemnitee as to Expenses, judgments, fines and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that is not invalidated or by any other applicable law.


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       15.    SUBROGATION.  In the event of payment under this Agreement, the
Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

       16. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

       17. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if delivered by hand and receipted for by the party to whom the notice or other communication was sent, or (ii) if mailed by certified or registered mail with postage prepaid on the third business day after deposit into the United States mail:

              (a) If to Indemnitee, at the address indicated on the signature page hereof.

              (b)    If to the Corporation, to:

                     Pixelworks, Inc.
                     7700 SW Mohawk
                     Tualatin, OR 972
                     Attn: Chief Executive Officer
                     Telephone: (503) 612-6700
                     Facsimile: (503) 612-6713

                     With a copy to:

                     William C. Campbell, Esq.
                     Ater Wynne LLP
                     222 SW Columbia, Suite 1800
                     Portland, OR 97201
                     Telephone: (503) 226-1191
                     Facsimile: (503) 226-0079

or to such other address as may have been furnished to Indemnitee by the Corporation.

       18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.


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       19.    APPLICABLE LAW; JURISDICTION.  This Agreement will be governed by and construed in accordance with the law of the State of Oregon. The parties agree that the U.S. District Court for the District of Oregon, or the Circuit Court of Multnomah County, Oregon will be the exclusive venue and shall have exclusive jurisdiction over any action at law relating to the subject matter or interpretation of this Agreement. The parties have considered all relevant factors relating to venue and jurisdiction with their respective counsel and have concluded that the courts of Oregon are the only appropriate choice for any litigation by and between the parties.

       20. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Corporation, its successors and assigns.

INDEMNITEE                                  PIXELWORKS, INC.


                                            By:_______________________________
                                            Title:____________________________

(Print Name)

Address:_______________________


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